Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

PLUG POWER ANNOUNCES EXPANDED COLLABORATION WITH WALMART

Continued growth expected in Walmart’s use of Plug Power hydrogen fuel cells in its  distribution center material handling fleet

Walmart granted right to purchase Plug Power equity, vesting based on future business

LATHAM, NY, July 21, 2017 – Plug Power Inc. (NASDAQ: PLUG), a leader in providing energy solutions that change the way the world moves, announces a new collaborative agreement with Walmart to facilitate further expansion of its ongoing relationship with Wal-Mart Stores, Inc. (NYSE: WMT).  The new agreement includes revised deal terms with Walmart that allow Plug Power to access project financing at a lower cost of capital and no restricted cash, making Plug Power’s future distribution transactions with Walmart cash flow positive up front.  Plug Power expects to provide its GenKey hydrogen fueling station and fuel cell energy solutions to up to 30 additional Walmart sites in North America over the next three years, with ten sites already under contract and scheduled to be finished by the end of 2017. The value of these 2017 commitments is expected to be around $80 million. On average, Plug Power has deployed a new Walmart site every 6 weeks since 2014, resulting in a deployed fleet of 5500 Plug Power fuel cells at 22 of Walmart’s U.S. distribution centers as of the end of 2016.

“Our expanding relationship with Walmart validates Plug Power’s advanced capabilities in fuel cell products and systems, allowing the world’s largest retailer to maintain its leading position as an industry innovator,” said Andy Marsh, CEO of Plug Power. “Walmart’s long-term supply agreement is a great example of our strategy in action, as it enables us to improve both our revenue visibility and cost structure, all while allowing our customers to experience improved productivity and operational cost savings. We see a growing market opportunity for our power and fueling station technologies within the material handling segment, as well as new mobility applications worldwide, positioning us for long-term success and shareholder value creation.”

As part of the agreement, and as an incentive to align Walmart’s future business with Plug Power’s growth and success, Plug Power has granted Walmart warrants to acquire up to 55,286,696 of Plug Power’s common shares.  Warrants for the first 5,819,652 shares vested upon execution of the new program agreements at an exercise price of $2.1231 per share, which is based on the volume weighted average closing price of Plug Power common shares for the thirty trading days ending July 19, 2017.  Additional warrants will vest in installments tied to successive $50 million payment thresholds, up to a total of $600 million in the aggregate, made by Walmart in connection with qualified purchases of goods and services from Plug Power.  The exercise price for warrants vesting after the first 34,917,912 warrant shares will be based on the volume weighted average closing price at the time that such warrants vest. The details of the warrants and vesting is described in more detail in a report on Form 8-K filed by Plug Power with the SEC earlier today.

The new agreement is a key milestone in a longstanding relationship with Walmart, which has been at the forefront of fuel cell technology adoption and commercialization in material handling, becoming Plug Power’s first GenKey customer in 2014. Plug Power supplies the retail giant with fuel cells, hydrogen fueling stations, and ongoing maintenance services. Today, Walmart operates the largest fleet of hydrogen fuel cell powered electric vehicles in the world, totaling more than 6,600 units in distribution centers across North America. Plug Power’s hydrogen fuel cell technology replaces traditional lead-acid batteries, helping customers increase warehouse productivity with a more energy efficient solution, while reducing the costs and sustainability issues related to traditional battery maintenance.

“Plug Power’s material handling solutions represent a critical component in our supply chain,” said Jeff Smith, Senior Director of Logistics Maintenance and Purchasing Services. “Plug Power’s hydrogen fuel cell technology, coupled with their innovative fueling stations has proven to be a reliable, cost-effective alternative to traditional energy solutions.”

Technology Collaboration

Plug Power has introduced a suite of ProGen fuel cell engine platforms to provide clean, scalable power for on- and off-road applications around the world. In addition to the GenKey contract, Walmart and Plug Power will continue to collaborate on developing, testing, and commercializing new motive power applications that utilize Plug Power’s ProGen line of fuel cell engines and systems. Advancing the electrification of mission-critical devices, is an important piece of Walmart’s future plans.

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About Plug Power Inc.

The architect of modern hydrogen and fuel cell technology, Plug Power is the innovator that has taken hydrogen and fuel cell technology from concept to commercialization. Plug Power has revolutionized the material handling industry with its full-service GenKey solution, which is designed to increase productivity, lower operating costs and reduce carbon footprints in a reliable, cost-effective way. The Company’s GenKey solution couples together all the necessary elements to power, fuel and serve a customer. With proven hydrogen and fuel cell products, Plug Power replaces lead acid batteries to power electric industrial vehicles, such as the lift trucks customers use in their distribution centers.

Extending its reach into the on-road electric vehicle market, Plug Power’s ProGen platform of modular fuel cell engines empowers OEMs and system integrators to rapidly adopt hydrogen fuel cell technology. ProGen engines are proven today, with thousands in service, supporting some of the most rugged operations in the world. Plug Power is the partner that customers trust to take their businesses into the future. Learn more at www.plugpower.com.

About Walmart

Wal-Mart Stores, Inc. helps people around the world save money and live better - anytime and anywhere - in retail stores, online, and through their mobile devices. Each week, nearly 260 million customers and members visit our 11,539 stores under 63 banners in 28 countries and e-commerce websites in 11 countries. With fiscal year 2016 revenue of $482.1 billion, Walmart employs approximately 2.3 million associates worldwide. Walmart continues to be a leader in sustainability, corporate philanthropy and employment opportunity. Additional information about Walmart can be found by visiting http://corporate.walmart.com on Facebook at http://facebook.com/walmart and on Twitter at http://twitter.com/walmart.

Plug Power Investor Contact

John Cococcia

investors@plugpower.com

Plug Power Media Contact

Teal Vivacqua

media@plugpower.com

Additional Information about the Transaction and Where to Find It

This communication is being made in respect of the transactions between Plug Power Inc. (the “Company”) and Wal-Mart Stores, Inc. (“Walmart”), and the related issuance of warrants, described herein. The issuance of the warrants, and the exercise thereof, with respect to shares of the Company’s common stock representing more than 19.9% of the Company’s shares of common stock outstanding as of the date of issuance of such warrants will be submitted to the Company’s stockholders for their approval (the “Stockholder Approval”). The Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement for its 2018 annual meeting of stockholders (the “Proxy Statement”) that will include a proposal relating to the Stockholder Approval. This communication does not constitute a solicitation of any vote or proxy from any of the Company’s stockholders. Investors are urged to read the Proxy Statement carefully and in its entirety when it becomes available and any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the Proxy Statement, because they will contain important information about the transactions between the Company and Walmart, the issuance of the warrants and the proposal relating to the Stockholder Approval. The Proxy Statement will be mailed to the Company’s stockholders. In addition, the Proxy Statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov[sec.gov]. When available, the Proxy Statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of the Company’s website, www.plugpower.com[plugpower.com], or by directing a written request to Plug Power Media & Investor Relations, 968 Albany Shaker Road, Latham, New York 12110 or at tel: (518) 738-0269 or email: media@plugpower.com.

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Stockholder Approval. Information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 10, 2017 and in its definitive proxy statement on Schedule 14A filed with the SEC on May 23, 2017. Additional information regarding these persons and their interests in the transactions will be included in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Note on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about the Company, including but not limited to statements about the Company’s expectations regarding the number and timing of GenKey deployments with Walmart, expansion of applications for ProGen and the achievement of operational efficiencies and long-term profitability. Investors are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that the Company will not obtain the Stockholder Approval that may be required with respect to the equity arrangements expressed in the agreements with Walmart; the risk that the anticipated benefits of the agreements with Walmart will not be realized when expected, or at all; the possibility that Walmart may terminate its agreements with the Company; the effect of the announcement or pendency of the transactions contemplated by the agreements with Walmart; the risk that the Company continues to incur losses and might never achieve or maintain profitability; the risk that the Company will need to raise additional capital to fund its operations and such capital may not be available; the risk that the Company’s lack of extensive experience in manufacturing and marketing products may impact its ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or be converted to revenue, in whole or in part; the risk that a loss of one or more of the Company’s major customers could result in a material adverse effect on the Company’s financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of the Company’s common stock; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls; the Company’s ability to attract and maintain key personnel; the risks related to the use of flammable fuels in the Company’s products; the risk that pending orders may not convert to purchase orders, in whole or in part; the cost and timing of developing, marketing and selling the Company’s products and the Company’s ability to raise the necessary capital to fund such costs; the Company’s ability to obtain financing arrangements to support the sale or leasing of its products and services to customers; the Company’s ability to achieve the forecasted gross margin on the sale of its products; the cost and availability of fuel and fueling infrastructures for the Company’s products; the risk of elimination of government subsidies and economic incentives for alternative energy products; market acceptance of the Company’s products and services, including GenDrive units; the Company’s ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for the Company’s products; the Company’s ability to develop commercially viable products; the Company’s ability to reduce product and manufacturing costs; the Company’s ability to successfully market, distribute and service its products and services internationally; the Company’s ability to improve system reliability for its products; competitive factors, such as price competition and competition from other traditional and alternative energy companies; the Company’s ability to protect its intellectual property; the cost of complying with current and future federal, state and international governmental regulations; the risks associated with potential future acquisitions; the volatility of the Company’s stock price; and other risks and uncertainties referenced in the Company’s public filings with the SEC.

For additional disclosure regarding these and other risks faced by the Company, see disclosures contained in the Company’s public filings with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Investors should consider these factors in evaluating the forward-looking statements included in this communication and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and the Company undertakes no obligation to update such statements as a result of new information.

SOURCE: PLUG POWER